UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2025

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 16, 2025, Charter Communications, Inc. (“Charter”) entered into a Transaction Agreement (the “Cox Transaction Agreement”), with Cox Enterprises, Inc. (“Cox”), and Charter Communications Holdings, LLC, pursuant to which, among other things, Charter will acquire the Cabot Business (as defined in the Cox Transaction Agreement) from Cox in a series of transactions described therein (the “Cox Transactions”).

In connection with the Cox Transactions, Liberty Broadband Corporation (“Liberty Broadband”) has agreed to enter into certain ancillary agreements pursuant to which (1) the closing of Liberty Broadband’s pending transaction with Charter (“Liberty Closing”) would accelerate in connection with the closing of the Cox Transactions or, at Liberty Broadband’s election, the termination of the Cox Transaction Agreement and (2) Liberty Broadband would agree to provide its voting support for the Cox Transactions, in each case as described in more detail below. Each agreement summarized below is qualified in its entirety by reference to the full text of such agreement, which is filed as an exhibit hereto and incorporated by reference herein.

Side Letter

In connection with Charter’s entry into the Cox Transaction Agreement, on May 16, 2025, Liberty Broadband, Charter, Fusion Merger Sub 1, LLC (“Merger LLC”) and Fusion Merger Sub 2, Inc. (“Merger Sub”) entered into a side letter (the “Side Letter”), pursuant to which, among other things, the parties agreed to accelerate the date of the Liberty Closing, as contemplated by that certain Agreement and Plan of Merger, dated as of November 12, 2024, by and among Charter, Liberty Broadband, Merger LLC and Merger Sub (the “Liberty Merger Agreement”), to occur on the earlier of (a) immediately prior to the closing of the Cox Transactions, (b) the later of (i) June 30, 2027 and (ii) the third (3rd) business day after all conditions set forth in Article VI of the Liberty Merger Agreement have been satisfied or waived (to the extent waivable), or at such other date and time as agreed to by the parties in writing or pursuant to Section 5.11(f) of the Liberty Merger Agreement, and (c) solely if the Cox Transaction Agreement is terminated in accordance with its own terms (the “Cox Transaction Termination”), at Liberty Broadband’s election, the later of (i) the tenth (10th) business day after the Cox Transaction Termination and (ii) the third (3rd) business day after all conditions set forth in Article VI of the Liberty Merger Agreement have been satisfied or waived (to the extent waivable), or at such other date and time as agreed to by the parties in writing or pursuant to Section 5.11(f) of the Liberty Merger Agreement.

In addition, Liberty Broadband has agreed to cause each of its director designees serving on the board of directors of Charter to resign, with such resignation conditioned on the occurrence of, and effective as of immediately prior to, the effective time of the Liberty Closing.

Voting Agreement

Further, in connection with Charter’s entry into the Cox Transaction Agreement, on May 16, 2025, Liberty Broadband, Charter and Cox entered into a voting agreement (the “Voting Agreement”), pursuant to which Liberty Broadband has committed to vote all shares of Charter’s Class A common stock, par value $0.01 per share (“Charter Stock”), beneficially owned by Liberty Broadband as of the applicable record date for the applicable meeting, in favor of, among other things, the Certificate of Amendment (as defined in the Cox Transaction Agreement) and the Cabot Parent Issuance (as defined in the Cox Transaction Agreement), except that in the event that the board of directors of Charter changes its recommendation, Liberty Broadband will only be obligated to vote such shares of Charter Stock equal in the aggregate to 20.0% of the total voting power of the Charter Stock and Charter’s Class B common stock (on an as-exchanged basis) (the “Covered Shares”), in favor thereof, and any shares that are not Covered Shares may be voted in Liberty Broadband’s discretion (other than Proportional Voting Shares, which are addressed below). The foregoing voting obligations will not apply to shares of Charter Stock for which Liberty Broadband beneficially owns that exceed the voting cap applicable to Liberty Broadband under that certain Second Amended and Restated Stockholders Agreement, dated as of May 23, 2015, by and among Charter (in its own capacity and as successor to CCH I, LLC, a Delaware limited liability company), Advance/Newhouse Partnership (“A/N”), and Liberty Broadband, as amended from time to time (such agreement, the “Stockholders Agreement” and such shares, the “Proportional Voting Shares”), which Proportional Voting Shares, pursuant thereto, must be voted in the same proportion as all other votes cast with respect to the applicable matter (such proportion determined without inclusion of the votes cast by Liberty Broadband, A/N and other persons that beneficially own 10% or more of the total voting power of Charter).

The Voting Agreement will automatically terminate upon the earliest to occur of (i) the termination of the Cox Transaction Agreement, (ii) the closing of the transactions contemplated by the Liberty Merger Agreement (the “Liberty Transactions”), (iii) the closing of the Cox Transactions, (iv) any amendment or modification to, or waiver of, (A) the Cox Transaction Agreement that could reasonably be expected to result in a condition to the Liberty Merger Agreement being incapable of being satisfied prior to the Drop Dead Date or (B) the Cox Transaction Agreement or the Ancillary Agreements (as defined in the Cox Transaction Agreement) in a manner adverse in any material respect to Liberty Broadband, and (v) the written agreement of Charter, Cox and Liberty Broadband to terminate the Voting Agreement.

In addition, Liberty Broadband has agreed (i) to certain non-solicitation restrictions and (ii) not to transfer any of its shares of Charter Stock, provided that the foregoing transfer restriction will not apply to, among other things, the transfer by Liberty Broadband of its shares of Charter Stock to Charter pursuant to existing buyback arrangements pursuant to the Stockholders Agreement. Under the Voting Agreement, Charter has agreed to indemnify Liberty Broadband for certain losses incurred in connection with or arising out of the Voting Agreement or the performance by Liberty Broadband of its obligations under the Voting Agreement or any actions relating to the Transaction Agreement, the Ancillary Agreements and the transactions contemplated thereby.

Item 7.01. Regulation FD Disclosure.

On May 16, 2025, Liberty Broadband Corporation issued a press release regarding entry into the Side Letter and Voting Agreement.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Side Letter, dated May 16, 2025, by and among Charter Communications, Inc., Liberty Broadband Corporation, Fusion Merger Sub 1, LLC and Fusion Merger Sub 2, Inc.
10.2	Voting Agreement, dated May 16, 2025, by and among Charter Communications, Inc., Liberty Broadband Corporation and Cox Enterprises, Inc.
99.1	Press Release, dated May 16, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including certain statements relating to the Liberty Transactions or the Cox Transactions and their proposed timing and other matters related to either of the Liberty Transactions or the Cox Transactions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Liberty Broadband expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Broadband’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Broadband, including its definitive proxy statement materials for the special meeting related to the Liberty Transactions and its most recent Forms 10-K and 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty Broadband subsequently files with the SEC, for additional information about Liberty Broadband and about the risks and uncertainties related to Liberty Broadband’s business which may affect the statements made in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025

LIBERTY BROADBAND CORPORATION

By:	/s/ Brittany A. Uthoff
	Name:	Brittany A. Uthoff
	Title:	Vice President